Exhibit 99.1

EV Energy Partners Announces Updated Commodity Price Hedge Positions

HOUSTON, May 21, 2008 (BUSINESS WIRE) -- EV Energy Partners, L.P. (Nasdaq:EVEP) today announced that it has expanded its commodity hedge program by entering into new natural gas and crude oil hedges for 2011 and 2012 as detailed in the table below.

Michael Mercer, Senior Vice President and Chief Financial Officer, stated that “our additional hedging, through a combination of swaps and costless collars, provides EVEP with additional cash flow support in future years at average floor prices above those utilized in our prior acquisitions, while retaining a level of participation in any potential future commodity price increases.”

EVEP utilizes derivative instruments, such as price swaps and collars, to minimize the variability of its forecasted cash flows due to price movements in natural gas, crude oil and natural gas liquids.

New Hedges Table
	Swap Volume	Swap Price	Collar Volume	Collar Floor	Collar Ceiling
	(Mmmbtu/Mbbls)		(Mmmbtu/Mbbls)
Natural Gas:
2011
Dominion Appalachia			1,095	$9.00	$12.15
El Paso Permian	913	$9.30
Houston Ship Channel			1,278	$8.25	$11.65
MichCon Citygate			1,643	$8.70	$11.85
NYMEX	1,095	$9.78
2012
Dominion Appalachia			1,830	$8.95	$11.45
El Paso Permian	732	$9.21
Houston Ship Channel			1,098	$8.25	$11.10
MichCon Citygate			1,647	$8.75	$11.05
NYMEX	2,928	$9.77

Crude Oil: (NYMEX)
2011			401.5	$110.00	$166.45
2012			366.0	$110.00	$170.85

EVEP’s total commodity price hedge positions, after taking into account the new hedges detailed above, are presented in the Hedge Summary Table, as follows.

Hedge Summary Table (as of 05/20/2008)

	Swap Volume	Swap Price	Collar Volume	Collar Floor	Collar Ceiling
	(Mmmbtu/Mbbls)		(Mmmbtu/Mbbls)
Natural Gas:
2nd Qtr 2008
Dominion Appalachia	592	$9.07
El Paso Permian	273	$7.23
Houston Ship Channel	500	$8.17
MichCon Citygate	319	$8.16	182	$8.00	$9.55
NYMEX	364	$8.85	91	$7.50	$9.65
NYMEX			182	$7.50	$9.70
NYMEX			182	$8.00	$11.30
NYMEX			91	$7.50	$9.85
2nd Half 2008
Dominion Appalachia	1,196	$9.07
El Paso Permian	552	$7.23
Houston Ship Channel	958	$8.16
MichCon Citygate	644	$8.16	368	$8.00	$9.55
NYMEX	736	$8.85	184	$7.50	$9.65
NYMEX			368	$7.50	$9.70
NYMEX			368	$8.00	$11.30
NYMEX			184	$7.50	$9.85
2009
Dominion Appalachia	1,606	$8.79
El Paso Permian	913	$7.93
Houston Ship Channel	1,577	$8.29
MichCon Citygate	1,825	$8.27
NYMEX	1,643	$8.00	365	$7.50	$8.80
NYMEX			1,460	$7.75	$9.15
NYMEX			730	$8.00	$10.55
2010
Dominion Appalachia	2,044	$8.65
El Paso Permian	913	$7.68
Houston Ship Channel			1,278	$7.25	$9.55
MichCon Citygate	1,825	$8.34
NYMEX	2,738	$8.44	548	$7.50	$10.00

	Swap Volume	Swap Price	Collar Volume	Collar Floor	Collar Ceiling
	(Mmmbtu/Mbbls)		(Mmmbtu/Mbbls)
2011
Dominion Appalachia	913	$8.69	1,095	$9.00	$12.15
El Paso Permian	913	$9.30
Houston Ship Channel			1,278	$8.25	$11.65
MichCon Citygate			1,643	$8.70	$11.85
NYMEX	2,920	$8.96
2012
Dominion Appalachia			1,830	$8.95	$11.45
El Paso Permian	732	$9.21
Houston Ship Channel			1,098	$8.25	$11.10
MichCon Citygate			1,647	$8.75	$11.05
NYMEX	2,928	$9.77

Crude Oil: (NYMEX)
2nd Qtr 2008	120.2	$75.05	11.4	$62.00	$73.95
2nd Half 2008	249.1	$76.25	23.0	$62.00	$73.95
2009	412.8	$75.84	45.6	$62.00	$73.90
2010	419.8	$74.91
2011	54.8	$98.55	401.5	$110.00	$166.45
2012	54.9	$98.25	366.0	$110.00	$170.85

EV Energy Partners, L.P., is a master limited partnership engaged in acquiring, producing and developing oil and gas properties. More information about EVEP is available on the internet at http://www.evenergypartners.com .

(code #: EVEP/G)

This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the partnership based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the partnership, which may cause our actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas and oil, our ability to replace reserves and efficiently develop our current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's reports filed with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made and EVEP undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SOURCE: EV Energy Partners, L.P.

EV Energy Partners, L.P., Houston
Michael E. Mercer, 713-651-1144
http://www.evenergypartners.com